NUMBER                                                            SHARES
------------             PULTRONEX CORPORATION                  ---------------
            INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
------------    200,000,000 AUTHORIZED SHARES $.001 PAR VALUE   ---------------

                                                             CUSIP 745877 10 0
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS




THIS CERTIFIES THAT


IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                         PULTRONEX CORPORATION

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificates properly endorsed. this Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

                                    COUNTERSIGNED AND REGISTERED:
                                    American Securities Transfer & Trust, Inc.
                                    PO Box 1596
                                    Denver CO   80201

                                 By:  -----------------------------------
                                 Transfer Agent & Registrar Authorized Signature

Dated:


/s/ Signature                  Pultronex Corporation               /s/ Signature
Chairman & Secretary              Corporate Seal                    President
                                      NEVADA

                             PULTRONEX CORPORATION

     The following abbreviations when used in the inscription the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM  -as tenants in common                 UNIF GIFT MIN ACT---Custodian----
TEN ENT  -as tenants by the entireties                         (cust)    (minor)
JT TEN   -as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act------------------------
          in common                                      (State)

Additional abbreviations may also be used through not in the above list
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For Value Received,------------- hereby sell, assign and transfer unto please insert social security or other identifying number of assignee
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
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------------------------------------------------------------------------ shares of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint----------------------------------------------
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated -------------

            ------------------------------------------------

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            NOTICE: The signature(s) to this assignment must correspond with name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed:

-----------------------------------
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee medallion program),pursuant to S.E.C.
Rule 17Ad-15